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                                                              Exhibit 10.14(iii)

                             SECOND AMENDMENT TO THE
                        ANTHEM DEFERRED COMPENSATION PLAN

      Pursuant to rights reserved under Article VIII of the Anthem Deferred Compensation Plan (the "Plan"), Anthem Insurance Companies, Inc. (the "Company") hereby amends the Plan as follows:

1. Effective April 1, 2000, Section 6.1(c) of the Plan is hereby amended in its entirety as follows:

      "(c) Effect of Recommencement of Employment. Should the Participant recommence employment with the Company, (a) payment of benefits under the Plan shall be suspended if the recommencement of employment is on a full-time basis and (b) the Participant shall be eligible to begin participation in the Plan as of January 1 coincident with or next following the date his employment re-commenced (provided that the Participant is then an Eligible Employee)."

2. Effective January 1, 2000, Appendix A is restated in its entirety in the form attached to this Second Amendment.

      IN WITNESS WHEREOF, this Second Amendment to the Plan has been executed this 30th day of March, 2000.

                                       ANTHEM INSURANCE COMPANIES, INC.

                                              /s/ Larry C. Glasscock
                                       --------------------------------------
                                                  Larry C. Glasscock
                                         President & Chief Executive Officer
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                                   APPENDIX A

                             PARTICIPATING EMPLOYERS
                              As Of January 1, 2000

AdminaStar Federal, Inc.
AdminaStar, Inc.
Anthem Alliance Health Insurance Company
Anthem Benefit Administrators, Inc.
Anthem Health & Life Insurance Company of New York
Anthem Health Plans, Inc.
Anthem Health Plans of Kentucky, Inc.
Anthem Insurance Companies, Inc.
Anthem Life Insurance Company of Indiana
Anthem Prescription Management, Inc.
Community Insurance Company
Davis & Associates, Inc.
The Anthem Companies, Inc.
Wright Health Associates, Inc.